DEALER AGREEMENT


          THIS DEALER AGREEMENT, dated as of October 24, 1994, between BA Securities, Inc., a Delaware corporation (the "Dealer"), and Mercury Finance Company, a Delaware corporation (the "Company").

          WHEREAS, the Company desires to issue its short-term promissory notes in the United States commercial paper market,

          WHEREAS, the Company has requested the Dealer to act as dealer therefor and the Dealer has indicated its willingness to do so on the terms and conditions contained herein,

          NOW, THEREFORE, the Dealer and the Company hereby agree as follows:

          1. The Notes. The term "Notes" means short-term promissory notes of the Company, each such note (a) having a maturity at the time of issuance of not more than 270 days (exclusive of days of grace) and (b) not containing any provision for automatic "rollover". The proceeds from the sale of the Notes will be used by the Company for "current transactions" within the meaning of
Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). The Notes will be issued in such face or principal amounts (but not less than $100,000 each) and will bear such interest (if interest-bearing) or be sold at such discounts, if any, from their face amounts, as shall be approved by the Company.

          2. Appointment of Dealer. The Company hereby appoints the Dealer to be the dealer in respect of the Notes and the Dealer accepts such appointment subject to the terms and conditions set forth herein. Although (a) the Company has and shall have no obligation to sell Notes to the Dealer or to permit the Dealer to arrange any sale of Notes for the account of the Company, and (b) the Dealer has and shall have no obligation to purchase Notes from the Company or to arrange any sale of Notes for the account of the Company, the parties hereto agree that any sale of Notes to the Dealer or arranged by the Dealer will be sold by the Dealer in reliance on, among other things, the representations, warranties, covenants and agreements of the Company contained herein or made pursuant hereto and on the terms and conditions and in the manner provided herein. From time to time, the Company shall give the Dealer prior written notice of the entity serving as the issuing and paying agent for the Notes (the "Issuing and Paying Agent").

          3. Issuance of Notes. (a) Prior to or on the date of the proposed issuance of Notes, the Dealer and the Company shall confer as to the face or principal amounts, maturities and denominations thereof, the applicable interest rates or the discounts from the face amounts, at which the Notes are to be issued. When the Company has approved such issuance, the Dealer will instruct the Issuing and Paying Agent to deliver executed and countersigned Notes to the persons specified by the Dealer on the date of issuance.

          (b) The authentication and delivery of Notes pursuant hereto by the Issuing and Paying Agent shall constitute the issuance of such Notes by the Company. The Company agrees that (i) signed Notes in bearer form shall be delivered to the Issuing and Paying Agent and (ii) instructions to the Issuing and Paying Agent to complete, authenticate and deliver such Notes shall be made in the manner prescribed in the agreement between the Company and the Issuing and Paying Agent (as amended from time to time, the "Issuing and Paying Agency Agreement").

          4. Representations and Warranties. The Company represents and warrants that: (a) the Company is a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation and has the corporate power and authority to own its property and to carry on its business as presently being conducted, to execute and deliver this Agreement, the Issuing and Paying Agency Agreement and the Notes, and to perform and observe the conditions hereof and thereof; (b) the execution and delivery and performance of this Agreement and the Issuing and Paying Agency Agreement and the issuance and sale of the Notes have been duly authorized by the Company, and this Agreement and the Issuing and Paying Agency Agreement constitute, and when the Notes have been duly executed by the Company and countersigned and delivered by the Issuing and Paying Agent against payment therefor, such Notes will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles; (c) no consent or action of, or filing or registration with, any governmental or public regulatory body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery or performance of this Agreement, the Issuing and Paying Agency Agreement or the Notes, except such as have already been obtained; (d) neither the execution and delivery by the Company of this Agreement, the Issuing and Paying Agency Agreement or the Notes, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Company, will (i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company; (ii) violate any of the terms of the Company's charter documents or By-laws, any contract or instrument to which the Company is a party or to which it or its property is bound, or any law or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, to which the Company is subject or by which it or its property is bound; (e) each
Note issued by the Company pursuant to the terms hereof and of the Issuing and Paying Agency Agreement is exempt from the registration requirements of the 1933 Act by reason of Section 3(a)(3) thereof, and neither registration of the Notes under the 1933 Act nor qualification of an indenture under the Trust Indenture Act of 1939, as amended, with respect to the Notes will be required in connection with the offer, issuance, sale or delivery of the Notes in accordance with the terms hereof and of the Issuing and Paying Agency Agreement; (f) the Company is neither an "investment company" nor a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended; and (g) there are no actions, suits, proceedings, or investigations pending or threatened against the Company or any of its officers, directors or persons who controls the Company (within the meaning of Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934, as amended) or to which any property of the Company is subject, which could in any way materially prevent or interfere with or materially and adversely affect the Company's execution, delivery or performance of this Agreement, the Issuing and Paying Agency Agreement or the Notes.

          5. Offering Materials. (a) The Company understands that, in connection with the sale of the Notes, certain materials relating to the Company and its affiliates may be prepared (collectively referred to herein as the "Offering Materials"), which are distributed to purchasers and prospective purchasers of the Notes. To provide a basis for the preparation of the Offering Materials and to assist the Dealer's normal credit review procedures, the Company shall provide the Dealer with copies of (i) its most recent reports of
the Company on Forms      10-Q and 10-K filed with the Securities and Exchange
Commission ("SEC") and each report on Form 8-K filed by the Company with the SEC, (ii) its most recent annual audited financial statements and each interim financial statements or report prepared subsequent thereto, and (iii) its and its affiliates' other publicly available recent reports, including any filings or reports provided to their respective shareholders, any national securities exchanges or any rating agency and any information generally supplied in writing to security analysts. In addition, the Company will provide the Dealer with such other information as the Dealer may reasonably request for the purpose of its on-going credit review of the Company.

          (b) The Dealer agrees to furnish all Offering Materials to the Company for its written approval prior to the use thereof in offering the Notes. No other written information, circulars or statements will be distributed by the Dealer. If the Company has not indicated its written approval and has not indicated in writing the reasons why such approval cannot be given by the fourteenth calendar day after the Offering Materials are sent to the Company, the Offering Materials shall be deemed approved by the Company on such fourteenth day. Any such approval by the Company shall be deemed to be a representation by it that the Offering Material so approved does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If, at any time during the term of this Agreement, any event occurs or circumstances exist as a result of which any then current Offering Material would include such an untrue statement or omission, the Company will promptly notify the Dealer and provide to the Dealer revised information that corrects such untrue statement of omission.

     6. Repetition of Representation and Warranties. Each sale of Notes by the Company hereunder shall be deemed to be a representation and warranty by it that: (a) the representations, warranties and covenants of the Company contained in Sections 4, 5(b), 6(b) and 8(b) of this Agreement are true and correct on and as of the date of such sale; and (b) there has been no material adverse change in the financial condition or operations of the Company since the date of the most recent Offering Materials which has not been disclosed to the Dealer in writing.

     7. Conditions Precedent to Dealer's Obligations. As conditions precedent to any obligations of the Dealer hereunder, the Company shall furnish to the Dealer the following documents, in form and substance satisfactory to the
Dealer: (a) a true and complete copy of the Issuing and Paying Agency Agreement; (b)(i) a certified copy of resolutions, substantially in the form of Exhibit A, duly adopted by the Board of Directors of the Company and (ii) a certificate substantially in the form of Exhibit B; and the acceptance by the Company of proceeds from each sale of Notes hereunder shall be deemed to constitute a representation and warranty by the Company that such certificates are accurate and complete and that such resolutions are in full force and effect, in each case, as of the date of such acceptance of proceeds; and (c) an opinion of counsel to the Company, substantially in the form of Exhibit C.

          8.  Covenants of the Company.  The Company covenants and agrees that:
(a) For the benefit of the Dealer and the holders from time to time of the Notes, the Company will not permit to become effective any amendment, supplement, rider, waiver or consent to or under any Note, the Issuing and Paying Agency Agreement or any document prepared in connection with any thereof which might adversely affect the interests of the holder of any Note then outstanding. The Company will give the Dealer written notice of any such proposed amendment, supplement, rider, waiver or consent at least ten days prior to the effective date thereof. (b) The Company agrees to furnish prior notice to the Dealer of any proposed resignation, termination or replacement of the Issuing and Paying Agent.

          9. Indemnification. The Company will indemnify and hold harmless the Dealer and any affiliate, director, officer, employee or agent of the Dealer and any person or entity controlling the Dealer (each, an "Indemnified Party") against any and all liabilities, losses, damages, claims, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel)
(a) arising out of or based upon any allegation that any Offering Material or any information provided to the Dealer hereunder includes an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (b) arising out of the breach by the Company of any agreement or representation or warranty made or deemed made pursuant to this Agreement, or
(c) arising out of or based upon the issuance of the Notes or the transactions contemplated hereby.

The above indemnification shall not apply to the extent that the liability arises from the inclusion by any Indemnified Party in any Offering Material that has not been approved or deemed approved by the Company pursuant to Section 5 of this Agreement, of any untrue statement of a material fact or an omission to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section is for any reason held unenforceable, although applicable in accordance with the terms of this Section, the Company, on the one hand, and the Dealer, on the other hand, shall contribute to the aggregate costs of any such claim in the proportion of their respective economic interests. The respective economic interests shall be calculated by reference to the aggregate proceeds to the Company of the Notes sold hereunder and the aggregate commissions and fees earned by the Dealer.

          10. Compensation. The Dealer shall be entitled to compensation in the amounts mutually agreed upon (orally or in writing) between the Company and the Dealer from time to time.

          11. Notices. All notices required or permitted under the terms and provisions hereof shall be in writing (which shall include facsimile transmission) and shall, unless otherwise provided herein, be effective when received at the address specified below or at such other address as shall be specified in a notice furnished hereunder.

          If to the Company:

               Mercury Finance Company
               40 Skokie Boulevard, Suite 200
               Northbrook, IL  60062
               Attention:  Legal Department
               Tel. No.:  (708) 564-3720
               Telex No.:  _____________________
               Facsimile No.:  (708) 564-3758

          If to the Dealer:

               BA Securities, Inc.
               Money Markets
               555 California Street, 12th Floor
               San Francisco, CA  94104
               Attention:  Manager
               Tel. No.:  (415) 953-1452
               Facsimile No.:  (415) 622-3429

          12. Miscellaneous. This Agreement is to be delivered and performed, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Illinois.

          (a) The Company agrees that any suit, action or proceeding brought by the Company against the Dealer in connection with or arising out of this Agreement or the offer and sale of Notes shall be brought solely in federal or state court, located in the City of Chicago, State of Illinois.

          (b) This Agreement may be terminated, at any time, by the Company, upon notice to such effect to the Dealer, or by the Dealer, upon notice to such effect to the Company. Any such termination, however, shall not affect the obligations of the Company under Sections 9 and 10 hereof or the rights or responsibilities of the parties arising prior to the termination of this Agreement.

          (c) This Agreement may not be assigned by the Company without the prior consent of the Dealer and any such assignment without such consent shall be null and void. This Agreement may be assigned or transferred by the Dealer to any affiliate of the Dealer upon at least 30 days prior written notice to the Company.

          (d) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any party hereto may execute this Agreement by signing one or more counterparts.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                         BA Securities, Inc.


                         By:

                         Title:


                         Mercury Finance Company


                         By:

                         Title:  Vice President and Treasurer



EXHIBIT A

Mercury Finance Company

Certificate as to Resolutions


I, James A. Doyle, Secretary of Mercury Finance Company, a Delaware corporation (the "Company"), DO HEREBY CERTIFY, in connection with the issuance and sale of short-term promissory notes under the Dealer Agreement, dated as of October 24, 1994 between the Company and BA Securities, Inc., as dealer (the "Dealer Agreement;" the terms defined therein being used herein as therein defined), that:

          1. The resolutions attached hereto were duly adopted by the Board of Directors of the Company (by unanimous written consent dated October 22, 1993) (at a meeting thereof duly called and held on October 24, 1994, at which meeting a quorum was present and acting throughout):

          Such resolution has not been amended, modified or revoked and is in full force and effect on the date hereof.

          2. The Dealer Agreement, as executed and delivered on behalf of the Company, is substantially on the form thereof approved by the Board of Directors and referred to in the resolutions set out in paragraph 1 hereof.

     IN WITNESS WHEREOF, I have signed this certificate this 24th day of October, 1994.


                          /s/ James A. Doyle
                              James A. Doyle
                              Secretary






EXHIBIT B

Mercury Finance Company

Incumbency and Signature Certificate

I, James A. Doyle, Secretary of Mercury Finance Company, a Delaware corporation (the "Company"), DO HEREBY CERTIFY, in connection with the issuance and sale of short-term promissory notes under the Dealer Agreement, dated as of October 24, 1994 between the Company and BA Securities, Inc., as dealer (the "Dealer Agreement;" the terms defined therein being used herein as therein defined), that: (i) the below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Company holding their respective offices set opposite their names; (ii) each such officer is duly authorized to act on behalf of the Company in connection with the authorization of, and the transmission of information and other communications with the Dealer concerning, the sale from time to time by the Dealer of Notes on behalf of the Company; and (iii) the signature set opposite the name of each such officer is the genuine signature of such officer:

 John N. Brincat  President and Chief
                  Executive Officer           /s/ John N. Brincat

 James A. Doyle   Senior Vice President,      /s/ James A. Doyle
                  Controller, and Secretary

 Charley A. Pond  Vice President, Treasurer,  /s/ Charley A. Pond
                  and Chief Financial Officer


                              /s/ James A. Doyle
                              James A. Doyle
                              Secretary


          I, Mark E. Dapier, General Counsel of the Company, DO HEREBY CERTIFY that James A. Doyle (Secretary) has been duly elected (or appointed) and has duly qualified as, and on this day is, Secretary of the Company, and the signature above is his genuine signature.

          IN WITNESS WHEREOF, I have signed this certificate this 24th day of October, 1994.


                              /s/ Mark E. Dapier
                                   Mark E. Dapier
                                   General Counsel

                             Mercury Finance Company

EXHIBIT C

Opinion of Counsel to the Company


                                                                October 24, 1994


Gentlemen:

          I have acted as counsel to Mercury Finance Company, a Delaware corporation (the "Company"), in connection with the proposed offering and sale by the Company in the United States of commercial paper in the form of short-term promissory notes (the "Notes").

          In my capacity as such counsel, I have examined a special form of Note, an executed copy of the Dealer Agreement, dated as of October 24, 1994 (the "Dealer Agreement"), between the Company and BA Securities, Inc. as dealer (the "Dealer"), and the Issuing and Paying Agency Agreement dated August 1, 1990 (the "Issuing and Paying Agency Agreement") as well as originals, or copies certified or otherwise identified to our satisfaction, of such other records and documents as I have deemed necessary as a basis for the opinions expressed below. In such examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity to the originals of all documents submitted to me as copies.

          In rendering the opinions expressed below, I have assumed that the Notes will be offered and sold in accordance with the terms and conditions set forth in the Dealer Agreement.

          Based upon the foregoing and having regard for such legal considerations as I have deemed relevant, it is my opinion that:

          1. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

          2. The execution, delivery and performance by the Company of the Dealer Agreement, and the Issuing and Paying Agency Agreement and the execution, issuance and performance by the Company of Notes issued under the Dealer Agreement and the Issuing and Paying Agency Agreement, (i) have been duly authorized by all necessary corporate action and (ii) do not contravene the charter or by-laws of the Company or any law or contractual restriction binding on or affecting the Company.

          3. The Dealer Agreement and the Issuing and Paying Agency Agreement have been duly executed and delivered by the Company, and each of the Issuing and Paying Agency Agreement and the Dealer Agreement constitutes, and the Notes (when duly executed and issued pursuant to the Issuing and Paying Agency Agreement) against delivery and payment of the purchase price, will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

          4. No consent or action of, or filing or registration with, any government or public regulatory body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery or performance of the Dealer Agreement, the Issuing and Paying Agency Agreement or the Notes except such as have already been obtained.

          5. Neither the execution and delivery by the Company of the Dealer Agreement, the Issuing and Paying Agency Agreement or the Notes, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Company, will (i) to the best of my knowledge result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company; (ii) violate any of the terms of the Company's charter documents or by-laws; (iii) to the best of my knowledge violate the terms of any order, writ, injunction or decree of any court or governmental instrumentality, to which the Company is a party or by which it or its property is bound; nor (iv) to the best of my knowledge violate the terms of any mortgage, indenture, agreement or instrument to which the Company is a party or by which it or its property is bound.

          6. Each Note issued by the Company pursuant to the terms of the Dealer Agreement and of the Issuing and Paying Agency Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act") by reason of Section 3(a)(3) thereof, and neither registration of the Notes under the 1933 Act nor qualification of an indenture under the Trust Indenture Act of 1939, as amended, with respect to the Notes will be required in connection with the offer, issuance, sale or delivery of the Notes in accordance with the terms hereof and of the Issuing and Paying Agency Agreement. The Company is not an "investment company" nor a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended.

          7. There are no actions, suits, proceedings, or investigations pending or threatened against the Company which could in any way materially prevent or interfere with or materially and adversely affect the Company's execution, delivery or performance of the Dealer Agreement, the Issuing and Paying Agency Agreement or the Notes.

          This opinion may be delivered to the Issuing and Paying Agent and any nationally rating service (in connection with the rating of the Notes), each of which may rely on this opinion to the same extent as if such opinion were addressed to it.

                                   Very truly yours,

                                   /s/ Mark E. Dapier

                                   Mark E. Dapier
                                   General Counsel



                             MERCURY FINANCE COMPANY
                           EXECUTIVE COMMITTEE OF THE
                               BOARD OF DIRECTORS
                                RESOLUTIONS 93-4


          FURTHER RESOLVED, that the President or the Treasurer or the Secretary of this Corporation be and any one of them are hereby authorized and empowered, for and on behalf of the Corporation, to discount, sell or negotiate with Chicago Corporation or Continental Bank NA or Kidder Peabody or such other entity or entities as they shall determine, drafts, loans, notes, or other bills receivable and to borrow money from Chicago Corporation or Continental Bank NA or Kidder Peabody or such other entity or entities as they shall determine from time to time for the purpose of current transactions or the proceeds of which have been or will be used for the current transactions, and to execute notes, papers and other obligations thereof in negotiable form having maturities at the time of issuance not exceeding nine (9) months, and in an aggregate principal amount not to exceed $500 million, and upon such other terms and conditions so as to qualify such instruments as "commercial paper" within the meaning of
Section 3(a)3 of the Securities Act of 1933 as amended, and at such rate of interest, as may be agreed upon by said Chicago Corporation or Continental Bank NA or Kidder Peabody or such other entity or entities duly appointed and authorized and said officer or officers of the Corporation.

          FURTHER RESOLVED, that the proper officers of this Corporation are authorized to do and perform all such other acts and things, and to execute and deliver such other documents, as may be necessary or appropriate in connection with the above approved issuance and sale of the unsecured short term promissory notes.

          RESOLVED, that the President or the Treasurer or the Secretary of this Corporation, be and any one of them is hereby authorized, for and on behalf of this Corporation, to apply to banks for their commitments under Revolving Credit Agreements (the "Agreements"); which Agreements shall provide that each Bank agrees to make a loan to the Corporation from time to time on a revolving basis in the amount of each Bank's commitment up to $500,000,000 aggregate principal amount at any time outstanding, together with such changes, omissions or additions as the officer executing the same may approve, such approval to be conclusively evidenced by his execution thereof.

          FURTHER RESOLVED, that the President or the Treasurer or the Secretary to be and any one of them is hereby authorized and directed to execute and deliver from time to time Revolving Credit Notes of this Corporation, in accordance with such above approved Agreements, such Notes to be substantially in the form of the Notes attached as schedules to those Agreement, together with such changes, omissions or additions as the officers executing the same may approve, such approval to be conclusively evidenced by their execution thereof.

          FURTHER RESOLVED, that the proper officers of this Corporation are hereby to do and perform all such other acts and things, and to execute and deliver such other documents, as may be necessary or appropriate in connection with such approved Agreements or approved Notes, or otherwise in the premises.